Exhibit 10



                                 FIRST AMENDMENT
                                     TO THE
                  AMENDED AND RESTATED SECURED CREDIT AGREEMENT

     This FIRST AMENDMENT TO THE AMENDED AND RESTATED SECURED CREDIT AGREEMENT (this "Agreement"), dated as of August 10, 2006, is made and entered into by and among FIRST BANKS, INC., a Missouri corporation ("Borrower"), the financial institutions that have executed this Agreement as lenders (each individually a "Lender" and collectively the "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as agent ("Agent"). This Agreement is based upon the following recitals which are made a material part of this
Agreement:

     A. Pursuant to the terms and conditions of a certain Amended and Restated Secured Credit Agreement (the "Credit Agreement"), dated as of August 11, 2005, and made by and between Borrower, Lenders and Agent, Lenders agreed to make available to Borrower the Term Loan Commitment in the amount of One Hundred Million Dollars ($100,000,000), the Revolving Credit Commitment in the amount of Fifteen Million Dollars ($15,000,000), and the Letter of Credit Commitment in the amount of Seven Million Five Hundred Thousand Dollars ($7,500,000). Capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

     B. To further evidence the indebtedness of Borrower to Lenders pursuant to the Credit Agreement, Borrower executed and delivered to Lenders the Notes, each dated August 11, 2005.

     C. The obligations of Borrower to Lenders pursuant to the Credit Agreement and the Notes are further evidenced, secured and guaranteed by the Borrower Pledge Agreement, San Francisco Company Guaranty and San Francisco Company Security Agreement (the foregoing, with the Credit Agreement and the Notes, are collectively referred to as the "Loan Documents" and individually as a "Loan Document").

     D. Borrower and Lenders have mutually agreed to: (i) severally decrease the Revolving Credit Commitment to Ten Million Dollars ($10,000,000), (ii) severally decrease the Letter of Credit Commitment Amount to One Million Dollars ($1,000,000), (iii) extend the term of each of the Revolving Credit Termination Date and Letter of Credit Termination Date, and (iv) amend the Credit Agreement to effectuate the foregoing and in certain other respects, all upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the recitals and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lenders hereby agree as follows, notwithstanding anything to the contrary contained in the Loan Documents:

     1.   Affirmation  of  Recitals.   The  recitals  are  true  and correct and
          -------------------------
incorporated herein by this reference.

     2.   Outstanding  Principal  Balance.  As  of  August  10,  2006,  (i)  the
          -------------------------------
aggregate outstanding principal balance the Revolving Loans was Zero Dollars ($0.00), (ii) the aggregate outstanding principal balance of all Term Loans was $85,000,000, and (iii) the aggregate amount of outstanding Letters of Credit (including matured but unsatisfied Obligations of Reimbursement) was Nine Hundred Thousand Dollars ($900,000). Borrower hereby stipulates and agrees that the foregoing balances are true and correct and that such amounts are due and owing in accordance with the terms of the Loan Documents and are not subject to any claim of offset or defense whatsoever.

     3.   Amendments.  Effective upon the date  each of  the conditions provided
          ----------
for in Sections 6 and 7 hereof shall have either been satisfied or expressly waived in writing by Lenders and Agent (the "Amendment Effective Date"), the Credit Agreement is amended in the following respects:

          (a)      Section 1.1 is amended as follows:

                   (1) The defined term "Commitments" shall be amended, in its entirety, to read as follows:

                   "Commitments" means the several (i) Term Loan Commitments of the Lenders in the aggregate original principal amount of One Hundred Million Dollars ($100,000,000); and (ii) Revolving Credit Commitments of Lenders in the aggregate principal amount of Ten Million Dollars ($10,000,000), as such amount may be adjusted from time to time pursuant to
                   Section 5.3. When used with reference to a particular Lender, "Commitment" means that Lender's obligation to make Advances in aggregate amounts equal to its Term and Revolving Credit Commitment Amounts.

                   (2) The defined term "Letter of Credit Commitment Amount" shall be amended by substituting for the figures "$7,500,000" the words and figures "One Million Dollars ($1,000,000)."

                   (3) The defined term "Letter of Credit Termination Date" shall be amended by substituting for the date "August 10, 2006" the date "August 8, 2007."

                   (4) The defined term "Revolving Credit Termination Date," shall be amended by substituting for the date "August August 10, 2006" the date "August 8, 2007."

                   (5) The defined term "Total Revolving Loan Commitment Amount" shall be amended by substituting for the words and figures "Fifteen Million Dollars ($15,000,000)" the words and figures "Ten Million Dollars ($10,000,000)."

          (b) Section 4.1(a) shall be amended, in its entirety, to read as follows:

          "for each Revolving Loan, Term Loan, or Obligation of Reimbursement, at all times and to the extent the Eurodollar Rate is not applicable thereafter, the Floating Rate."

          (c) Section 4.1(b) shall be amended, in its entirety, to read as follows:

          "for each Revolving or Term Loan to which the Eurodollar Rate is applicable, the Eurodollar Rate; provided however that, in determining such Eurodollar Rate, the applicable Margin shall be determined in accordance with Section 4.7."

          (d) Section 4.7 shall be amended, in its entirety, to read as follows:

          "Generally.  The  Revolving  Loan  Margin,  the Term Loan  Margin  and
           ----------
          the L/C Margin, shall be adjusted each quarter on the basis of the Funded Debt Ratio as at the end of the previous fiscal quarter, in accordance with the following table:

          Funded                      Revolving Loan Margin      Term Loan Margin          L/C Margin
          Debt Ratio                    (in Basis Points)        (in Basis points)      (in Basis Points)
          ----------                    -----------------        -----------------      -----------------

          1.75 to 1.00 or more               100.0                     112.5                  112.5

          1.00 to 1.00 or more, but           87.5                     100.0                  100.0
          less than 1.75 to 1.00

          Less than 1.00 to 1.00              75.0                      87.5                   87.5

          Reductions and increases in the Margins will be made quarterly on the first day of the month following the date the Borrower's financial statements and Compliance Certificate required under Section 8.1 are due. Notwithstanding the foregoing, (i) if the Borrower fails to deliver any financial statements or Compliance Certificates when required under Section 8.1, the Agent may (and, upon request of the Required Lenders, shall), by notice to the Borrower, increase the Margins to the highest rates set forth above until such time as the Agent has received all such financial statements and Compliance Certificates, and (ii) no reduction in any of the Margins will be made if a Default or an Event of Default has occurred and is continuing at the time that such reduction would otherwise be made.

          (e) Section 5.1 shall be amended by substituting for the words and figures "20.0 basis points (0.200%)" the words and figures "17.5 basis points (0.175%)."

          (f) Section 5.2(c) shall be amended by substituting for the words and figures "20.0 basis points (0.200%)" the words and figures "17.5 basis points (0.175%)."

          (g) Section 5.3 shall be amended, in its entirety, to read as follows:

          Section 5.3    Termination,    Reduction,   or    Increase   of    the
                         -------------------------------------------------------
          Revolving Credit Commitments.
          ----------------------------

                  5.3.1  Termination  or   Reduction  of   the  Revolving Credit
                         -------------------------------------------------------
          Commitments.  The Borrower may at any time and from time to time  upon
          -----------
          ten (10) calendar days' prior notice to the Agent permanently terminate the entire Revolving Credit Commitment or permanently reduce such Commitment in part, without penalty or premium, provided that (i) such Commitments may not be terminated while any Advances remain outstanding, (ii) each partial reduction shall be in the amount of $1,000,000 or a multiple thereof, (iii) any partial reduction of such Commitments shall be pro rata as to each Lender in accordance with that Lender's Percentage, and (iv) no reduction shall reduce such Commitments to an amount less than the aggregate amount of the Advances outstanding at the time.

                  5.3.2  Increase of the Revolving Credit Commitments.
                         --------------------------------------------

                  (a) The Borrower may, at its election at any time or from time to time after August 10, 2006, and prior to thirty (30) days before the Revolving Credit Termination Date, increase the Total Revolving Loan Commitment Amount; provided and subject to the express conditions precedent that: (i) each proposed increase in the Revolving Credit Commitment Amount of any Lender shall be subject to the written consent of such Lender (it being expressly agreed and understood by the Borrower that no Lender has agreed or committed or otherwise undertaken to agree or commit to increase the Revolving Credit Commitment Amount of such Lender above such Lender's Revolving Credit Commitment Amount as in effect on August 10, 2006, and set forth on Exhibit B), (ii) each such increase of the Total Revolving Loan Commitment Amount shall be in an amount that is an integral multiple of Five Million Dollars ($5,000,000) and not less than Ten Million Dollars ($10,000,000), (iii) the Borrower shall not request to increase the Total Revolving Loan Commitment Amount if, after giving effect to any permanent reduction of the Total Revolving Loan
          Commitment  Amount in accordance  with Section  5.3.1,  the sum of the

          Total Revolving Loan Commitment Amount would exceed Fifty Million Dollars ($50,000,000), (iv) the Borrower shall not request to increase the Total Revolving Loan Commitment Amount more than twice, (v) no Default or Event of Default shall have occurred and be continuing at the time of such increase or as a result of such increase, (vi) each increase of the Total Revolving Loan Commitment Amount may be made ratably among the Lenders participating in such increase in accordance with their respective Percentages, or may be made in such other increments satisfactory to each such Lender, in each case subject to the written consent of each such Lender, and (vii) notwithstanding
          Article XII hereof, additional Persons may become Lenders under this Agreement to accommodate such increase, subject to the consent of the Borrower and the Agent, such consent not to be unreasonably withheld, conditioned or delayed.

                   (b) The Borrower shall notify the Agent in writing of any request to increase the Total Revolving Loan Commitment Amount under this Section 5.3.2 at least thirty (30) days prior to the desired effective date of such increase, specifying such election and the effective date thereof, in the form of Exhibit M. Such notice shall be accompanied by the resolutions of the board of directors of the Borrower and The San Francisco Company approving such increase, as certified by the Secretary or an Assistant Secretary of the Borrower and The San Francisco Company. Within five (5) Bank Business Days after receipt of any such notice, the Agent shall advise the Lenders of the contents thereof. Each Lender shall have the option, in its sole discretion, to subscribe for its Percentage of such requested increase. The Lenders shall respond in writing to the Borrower's request through the Agent within ten (10) Bank Business Days from notification by the Agent of the Borrower's request for increase. Any Lender not responding within ten (10) Bank Business Days shall be deemed to have declined to participate in the Borrower's request for increase to the Total Revolving Loan Commitment Amount. At the option of the Borrower, any part of the increase in the Total Revolving Loan Commitment Amount not so subscribed may be assumed by one or more existing Lenders or assumed by another financial institution or institutions designated by the Borrower and acceptable to each Lender and the Agent, which consent shall not be unreasonably withheld, conditioned or delayed, upon submission of the notice to Agent in the form of Exhibit N, in the case of an existing Lender, or Exhibit O, in the case of a new lender. Each notice delivered by the Borrower pursuant to this Section 5.3.2 shall be irrevocable.

                   (c) If the Total Revolving Credit Amount shall be increased as provided at this Section 5.3.2, before there shall be made any Advance that would cause the Revolving Loans by any Lender to exceed such Lender's Revolving Loan Commitment Amount (as the same existed immediately before such increase), the Borrower shall execute and deliver to such Lender a Revolving Note in the amount of such increase, as well as deliver payment for all Agent Fees required under that certain Fee Letter, by and between Agent and the Borrower, dated as of July 10, 2006.

          (h) Exhibit B of the Credit Agreement shall be amended, in its entirety, to read in the same form as Exhibit A to this Agreement.

          (i) Following Exhibit L of the Credit Agreement, Exhibits B, C, and D to this Agreement shall be inserted, it being intended that the same shall serve as Exhibits M, N, and O of the Credit Agreement, respectively.

          (j) Schedules 7.4, 7.7, and 9.2 of the Credit Agreement shall be amended, in their entirety, to read in the same form as Exhibit E, F, and G, respectively, to this Agreement.

     4.   Other Provisions of Loan  Documents.   The  Loan Documents are and (as
          -----------------------------------
 modified and amended hereby) shall remain in full force and effect, and all of the terms and provisions of the Loan Documents (as so modified and amended) are hereby ratified and reaffirmed in all respects. As hereinafter used in this Agreement, "Loan Documentation" shall mean the Loan Documents as modified and amended by this Agreement. All of the Collateral shall remain subject to the liens, charges and encumbrances of the Loan Documents and nothing herein contained, and nothing done pursuant hereto, shall affect the liens or encumbrances of the Loan Documents, or the priority thereof with respect to other liens or encumbrances, or release or affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Loan Documents.

     5.   Expenses.  Borrower shall pay all of Agent's  reasonable out-of-pocket
          --------
costs, expenses, fees and charges incurred in connection with the preparation, negotiation, and execution of this Agreement, including, without limitation, all of Agent's reasonable attorneys' fees and disbursements. Failure by Borrower to pay any such amounts upon demand by Agent shall constitute an Event of Default. If Borrower fails to pay any such expenses on demand, then Agent shall have the right to pay such expenses and the same shall constitute additional indebtedness of Borrower to Agent evidenced, secured and guaranteed by the Loan Documents.

     6.   Borrower's Representations and Warranties.  Borrower hereby represents
          -----------------------------------------
and warrants to and covenants with Lenders, as of the date of this Agreement, as follows:

          (a) The security interests granted under the Loan Documents have been, are, and shall remain valid first, prior and paramount liens on the Collateral, enjoying the same or superior priority with respect to other claims upon the Collateral as prevailed prior to the execution of this Agreement;

          (b) No Default or Event of Default has occurred and is continuing on the date of this Agreement or shall have occurred and be continuing on the Amendment Effective Date; and

          (c) All resolutions, authorizations or consents on the part of Borrower which are necessary for Borrower to execute and deliver this Agreement and to be bound by the provisions hereof have been obtained and are in full force and effect on the date hereof, and this Agreement constitutes the legal, valid and binding obligation of the Borrower and is enforceable in accordance with the terms hereof.

Borrower acknowledges that Lenders have relied on the foregoing representations and warranties in entering into this Agreement. In the event Borrower has made any material misrepresentation to Lenders in connection with this Agreement, such misrepresentation shall constitute an Event of Default under the Loan Documents.

     7.   Conditions   to    Effectiveness. All of (i) the agreements of Lenders
          --------------------------------
herein, (ii) the obligation of  Lenders  to hereafter  make  any  Advances,  and
(iii) the obligation of Agent to hereafter issue any letter of credit are subject to and conditioned upon the Agent having received (or there shall have been satisfied or waived) on or before August 10, 2006 (the "Closing Date"), all of the following, each item to be delivered dated (unless otherwise indicated) as of the date hereof, and each in form and substance satisfactory to each
Lender:

     (a)  This Agreement duly executed by Borrower.

     (b) Counterpart copies of this Agreement duly executed by all of the Lenders.

     (c) Acknowledgement and Consent hereto duly executed by The San Francisco Company.

     (d) The Notes with respect to the Total Revolving Loan Commitment Amount, in amounts consistent with those set forth in Exhibit A hereto, properly executed on behalf of the Borrower.

     (e) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against any of the Borrower, First Bank or The San Francisco Company,
          (ii) no financing statements have been filed and remain in effect against any of the Borrower, First Bank or The San Francisco Company, except financing statements perfecting only Liens permitted under
          Section 9.1 of the Credit Agreement and (iii) no judgment liens are in effect against any of the Borrower or First Bank or The San Francisco Company.

     (f) Separate certificates of the secretaries of the Borrower and The San Francisco Company certifying, in the case of each such corporation,
          (i) that the execution, delivery and performance of this Agreement and all other documents contemplated hereunder to which such corporation is a party have been duly approved by all necessary action of the Board of Directors of such corporation, and attaching true and correct copies of the applicable resolutions granting such approval, (ii) that attached to such certificate are true and correct copies of the articles of incorporation and bylaws of such corporation, together with such copies, and (iii) the names of the officers of such corporation who are authorized to sign this Agreement and all other documents contemplated hereunder to which such corporation is a party, including, with respect to the Borrower, requests for Advances and L/C Applications, together with the true signatures of such officers. The Agent and the Lenders may conclusively rely on each such certificate until they shall receive a further certificate of the Secretary or Assistant Secretary of the applicable corporation canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

     (g) Certificates of good standing of each of the Borrower, The San Francisco Company and First Bank, each dated not more than twenty (20) days before the date of this Agreement.

     (h) A signed copy of an opinion of counsel for the Borrower and The San Francisco Company, addressed to the Lenders as to matters referred to in Sections 7.1, 7.2, 7.3, and 7.7 of the Credit Agreement as if the representation set forth therein were made as of the date hereof, and as to such other matters as the Lenders may reasonably request, with that opinion being subject to customary assumptions and limitations and reasonably acceptable to each Lender's counsel. In the case of
          Section 7.7, the opinion may be to the best knowledge of such counsel, and, in the case of Section 7.7, insofar as it relates to enforcement of remedies, it may be subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally from time to time, and to usual equity principles.

     (i) Certificates representing, in the aggregate, all of the issued and outstanding capital stock of The San Francisco Company and one blank stock power executed by Borrower for each such certificate.

     (j) Certificates representing, in the aggregate, all of the issued and outstanding capital stock of First Bank and one blank stock power executed by The San Francisco Company for each such certificate.

     (k) The representations and warranties contained in Article VII of the Credit Agreement shall be true and correct as of the Closing Date, except as specifically amended hereunder.

     (l) Agent shall have received full payment of all fees owed by Borrower to Agent that are required hereunder, as well as those fees as provided for in that certain Fee Letter, by and between Agent and the Borrower, dated as of July 10, 2006.

     (m) Amended Schedules 7.4, 7.7, and 9.2 to the Credit Agreement so that such Schedules are true and correct as of the Closing Date.

     8.   Miscellaneous.  This  Agreement  shall  be  binding  upon Borrower and
          -------------
Lenders, and their respective heirs, personal representatives, successors and assigns. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of such counterparts, taken together, shall constitute one and the same agreement, even though all of the parties hereto may not have executed the same counterpart of this Agreement. If any provision of this Agreement shall be unlawful, then such provision shall be null and void, but the remainder of this Agreement shall remain in full force and effect and be binding on the parties. This Agreement and the Loan Documents referenced herein contain all of the agreements of the parties relative to the subject matter of this Agreement. Any prior agreements or commitments of Lenders, whether oral or written, relating to the subject matter of this Agreement not expressly set forth herein or in the exhibits hereto (if any) are null and void and superseded in their entirety by the provisions hereof. This Agreement shall be binding upon the execution and delivery of this Agreement by the last party to sign.

     9.   No Oral Agreements.   This  notice  is  provided  pursuant  to Section
          ------------------
432.045, R.S.Mo. As used herein, "Creditor" means Bank and "this writing" means this Agreement and all the other Loan Documents. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM
MISUNDERSTANDING  OR  DISAPPOINTMENT,  ANY  AGREEMENTS  WE REACH  COVERING  SUCH
MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Address:                                   FIRST BANKS, INC., a Missouri
600 James S. McDonnell Blvd.               corporation
Mail Code M1-199-014
Hazelwood, Missouri 63042                  By: /s/ Allen H. Blake
Attention:  Allen H. Blake                    ----------------------------------
Telecopier:  (314) 592-6621                Printed Name: Allen H. Blake
                                           Title: President and
                                                  Chief Executive Officer

(SEAL)


                           ACKNOWLEDGEMENT AND CONSENT

     The San Francisco Company hereby acknowledges and consents to the above and foregoing First Amendment to the Amended and Restated Secured Credit Agreement dated August 10, 2006, and agrees that any and all of its obligations under or on account of the Loan Documents are and remain in full force and effect unaffected by or on account of said First Amendment to the Amended and Restated Secured Credit Agreement, all as of August 10, 2006.

                                           THE SAN FRANCISCO COMPANY, a Delaware
                                           Corporation

                                           By: /s/ Allen H. Blake
                                              ----------------------------------
                                           Printed Name: Allen H. Blake
(SEAL)                                     Title: Executive Vice President


















































                  (Signature Page to the Agreement Page 1 of 9)

Address:                                   WELLS FARGO BANK, NATIONAL
MAC N2790-142                               ASSOCIATION, as Agent
100 South Hanley Road, Suite 1400
St. Louis, Missouri 63105                  By: /s/ Holly Rieser
Attention:  Holly Rieser                      ----------------------------------
Telecopier:  (314) 726-3173                   Its: Vice President
                                                  ------------------------------








































































                 (Signature Page to the Agreement Page 2 of 9)

Address:                                   WELLS FARGO BANK, NATIONAL
MAC N2790-142                               ASSOCIATION, as Lender
100 South Hanley Road, Suite 1400
St. Louis, Missouri 63105                  By: /s/ Holly Rieser
Attention:  Holly Rieser                      ----------------------------------
Telecopier:  (314) 726-3173                   Its: Vice President
                                                  ------------------------------









































































                 (Signature Page to the Agreement Page 3 of 9)

Address:                                   JP MORGAN CHASE BANK, N.A.
Commercial Banking
JP Morgan Chase
IL1-1110                                   By: /s/ Kristin Paszcak
120 South LaSalle, 3rd Floor                  ----------------------------------
Chicago, Illinois 60603
Attention:  Kristin Paszcak                   Its: Assistant Vice President
Telecopier:  (312) 661-9511                       ------------------------------





































































                 (Signature Page to the Agreement Page 4 of 9)

Address:                                   LASALLE BANK NATIONAL ASSOCIATION
One North Brentwood, Suite 950
Clayton, Missouri 63105                    By: /s/ Robert J. Mathias
Attention:  Robert J. Mathias                 ----------------------------------
Telecopier:  (314) 621-1612                   Its: Senior Banker
                                                  ------------------------------








































































                 (Signature Page to the Agreement Page 5 of 9)

Address:                                   THE NORTHERN TRUST COMPANY
50 South LaSalle Street, L-09
Chicago, Illinois 60603                    By: /s/ Lisa McDermott
Attention:  Lisa McDermott                    ----------------------------------
Telecopier:  (312) 444-4906                   Its: Vice President
                                                  ------------------------------








































































               (Signature Page to the Agreement Page 6 of 9)

Address:                                   UNION BANK OF CALIFORNIA, N.A.
445 South Figureroa Street
Los Angeles, California 90071              By: /s/ Dennis A. Cattell
Attention:  Dennis A. Cattell                 ----------------------------------
Telecopier:  (213) 236-5548                   Its: Vice President
                                                  ------------------------------







































































                  (Signature Page to the Agreement Page 7 of 9)

Address:                                   FIFTH THIRD BANK (CHICAGO)
222 South Riverside Plaza, 33rd Floor
MD GRVR3B                                  By: /s/ John H. Kemper
Chicago, Illinois 60606                       ----------------------------------
Attention:  Patrick A. Horne                  Its: Vice President
Telecopier:  (312) 704-4378                       ------------------------------








































































                 (Signature Page to the Agreement Page 8 of 9)

Address:                                   U.S. BANK NATIONAL ASSOCIATION
Correspondent Banking
One U.S. Bank Plaza                        By: /s/ Jaycee D. Green
Mailcode: SL-MO-T11S                          ----------------------------------
St. Louis, Missouri 63101                     Its: Vice President
Attention: Jaycee D. Greene, VP                   ------------------------------
Telecopier: (314)418-2173







































































                  (Signature Page to the Agreement Page 9 of 9)



                                                           Exhibit A


                                                           EXHIBIT B


                                                   LOAN COMMITMENT AMOUNTS

------------------------------- -------------------- ------------------- ------------------ ----------------------------------------
                                     Revolving
                                        Loan             Term Loan
            Name                     Commitment          Commitment        Percentage
                                       Amount              Amount            Amount                      Notice Address
------------------------------- -------------------- ------------------- ------------------ ----------------------------------------
Wells Fargo Bank, National         $2,653,061.21       $26,530,612.00       26.530612%      MAC N2790-142
     Association, as a Bank                                                                 100 South Hanley Road, Suite 1400
                                                                                            St. Louis, Missouri 63105
                                                                                            Attention: Holly Rieser
                                                                                            Telecopier:(314)-726-3173

------------------------------- -------------------- ------------------- ------------------ ----------------------------------------
JP Morgan Chase Bank, N.A.         $1,428,571.42       $14,285,714.00       14.285714%      Commercial Banking
                                                                                            JPMorgan Chase
                                                                                            IL1-1110
                                                                                            120 South LaSalle,
                                                                                                 3rd Floor
                                                                                            Chicago,IL 60603
                                                                                            Attention: Kristin Paszcak
                                                                                            Telecopier: (312) 661-9511

------------------------------- -------------------- ------------------- ------------------ ----------------------------------------
LaSalle Bank National              $1,428,571.42       $14,285,714.00       14.285714%      One North Brentwood, Suite 950
     Association                                                                            Clayton, Missouri 63105
                                                                                            Attention: Robert J. Mathias
                                                                                            Telecopier: (314) 621-1612

------------------------------- -------------------- ------------------- ------------------ ----------------------------------------
The Northern Trust Company          $816,326.51        $8,163,265.00         8.163265%      50 South LaSalle Street, L-09
                                                                                            Chicago, Illinois 60603
                                                                                            Attention: Lisa McDermott
                                                                                            Telecopier: (312) 444-4906

------------------------------- -------------------- ------------------- ------------------ ----------------------------------------
Union Bank of California, N.A.     $1,224,489.81       $12,244,898.00       12.244898%      445 South Figureroa Street
                                                                                            Los Angeles, California 90071
                                                                                            Attention: Dennis A. Cattell
                                                                                            Telecopier: (213) 236-5548

------------------------------- -------------------- ------------------- ------------------ ----------------------------------------
Fifth Third Bank (Chicago)         $1,020,408.21       $10,204,082.00       10.204082%      222 South Riverside Plaza,
                                                                                                 33rd Floor
                                                                                            MD GRVR3B
                                                                                            Chicago, IL 60606
                                                                                            Attention: Patrick A. Horne
                                                                                            Telecopier: (312) 704-4378

------------------------------- -------------------- ------------------- ------------------ ----------------------------------------
U.S. Bank National Association     $1,428,571.42       $14,285,714.00       14.285714%      Correspondent Banking
                                                                                            One U.S. Bank Plaza
                                                                                            Mailcode: SL-MO-T11S
                                                                                            St. Louis, MO   63101
                                                                                            Attention:  Jaycee D. Greene, VP
                                                                                            Telecopier:  (314) 418-8394

------------------------------- -------------------- ------------------- ------------------ ----------------------------------------

                                    Exhibit B

                                    EXHIBIT M

                         FORM OF REQUEST FOR INCREASE IN
                     TOTAL REVOLVING LOAN COMMITMENT AMOUNT

Wells Fargo Bank, N.A., Agent
Attention: Holly Rieser
MAC N2790-142
100 South Hanley Road, Suite 1400
St. Louis, Missouri 63105

Dear Ms. Rieser:

          Reference is made to the Amended and Restated Secured Credit Agreement dated as of August 11, 2005 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among First Banks, Inc., a Missouri corporation ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, in its separate capacity as the Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

          In accordance with Section 5.3.2 of the Credit Agreement, the Borrower hereby requests an increase in the aggregate Total Revolving Loan Commitment Amount from $_______________ to $_______________ (the "Increase"), pursuant to this "Request for Increase in the Total Revolving Loan Commitment Amount." (The Total Revolving Loan Commitment Amount may not exceed $50,000,000; minimum aggregate Increase is Ten Million Dollars ($10,000,000) and thereafter in multiples of Five Million Dollars ($5,000,000).) The requested effective date of the Increase is ____________________ (at least 30 days from date of request).

          The Borrower hereby certifies that as of the date hereof and the effective date of the Increase:

               (a) attached hereto as Exhibit A is a true, complete and correct copy of the resolutions, duly adopted by the board of directors of the Borrower and certified by the [Secretary] [Assistant Secretary] of the Borrower, authorizing the Increase and such resolutions have not been amended, modified, rescinded or revoked since their adoption, and remain in full force and effect;

               (b) all the representations and warranties contained in the Credit Agreement are true and correct on and as of such date with the same effect as though made on such date; and

               (c) no Default, Event of Default, or event or condition which, with the giving of any notice and/or the passage of time would constitute a Default or Event of Default, has occurred and is continuing, and none will occur as a result of the Increase.

          Dated as of ________________________, 200__.

          BORROWER:                            FIRST BANKS, INC.

                                               By:
                                                    ----------------------------

                                               Title:
                                                       -------------------------

                           ACKNOWLEDGEMENT AND CONSENT

          The San Francisco Company hereby acknowledges and consents to the above and foregoing Request for Increase in the Total Revolving Loan Commitment Amount, dated as of ________________________, 200__, and agrees that any and all of its obligations under or on account of the Loan Documents are and remain in full force and effect unaffected by or on account of the Amended and Restated Secured Credit Agreement, all as of August 11, 2005, as amended by the First Amendment to the Amended and Restated Secured Credit Agreement, as of August 10, 2006.

                                               THE SAN FRANCISCO COMPANY,
                                               a Delaware Corporation

                                               By:
                                                  ------------------------------
                                               Printed Name:
                                                            --------------------
(SEAL)                                         Title:
                                                     ---------------------------

                                    Exhibit C

                                    EXHIBIT N

                     FORM OF REQUEST FOR CONSENT TO INCREASE

Wells Fargo Bank, N.A., Agent
Attention: Holly Rieser
MAC N2790-142
100 South Hanley Road, Suite 1400
St. Louis, Missouri 63105

Dear Ms. Rieser:

          We hereby refer to the Amended and Restated Secured Credit Agreement dated as of August 11, 2005 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among First Banks, Inc., a Missouri corporation ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, in its separate capacity as the Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

          In accordance with Section 5.3.2 of the Credit Agreement, we hereby give you notice of, and request your consent to, the assumption by [insert Lender name] (the "Increasing Lender"), a Lender, on [insert date] of an increased Revolving Credit Commitment Amount in the amount of $_______________, pursuant to this "Request for Consent to Increase."

          IN WITNESS WHEREOF, the Borrower and the Increasing Lender have caused this request to be executed by their respective duly authorized officials, officers or agents as of ________________________, 200__.

          BORROWER:                            FIRST BANKS, INC.

                                               By:
                                                  ------------------------------

                                               Title:
                                                     ---------------------------


          INCREASING LENDER:
                                               By:
                                                  ------------------------------

                                               Title:
                                                     ---------------------------

                           ACKNOWLEDGEMENT AND CONSENT

         The San Francisco Company hereby acknowledges and consents to the above and foregoing Request for Consent to Increase, dated as of ________________________, 200__, and agrees that any and all of its obligations under or on account of the Loan Documents are and remain in full force and effect unaffected by or on account of the Amended and Restated Secured Credit Agreement, all as of August 11, 2005, as amended by the First Amendment to the Amended and Restated Secured Credit Agreement, as of August 10, 2006.

                                               THE SAN FRANCISCO COMPANY,
                                               a Delaware Corporation

                                               By:
                                                  ------------------------------
                                               Printed Name:
                                                            --------------------
(SEAL)                                         Title:
                                                     ---------------------------

                                    Exhibit D

                                    EXHIBIT O

                      FORM OF REQUEST FOR ADDITIONAL LENDER

Wells Fargo Bank, N.A., Agent
Attention: Holly Rieser
MAC N2790-142
100 South Hanley Road, Suite 1400
St. Louis, Missouri 63105

Dear Ms. Rieser:

          We hereby refer to the Amended and Restated Secured Credit Agreement dated as of August 11, 2005 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among First Banks, Inc., a Missouri corporation ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, in its separate capacity as the Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

          In accordance with Section 5.3.2 of the Credit Agreement, we hereby give you notice of, and request your consent to, the assumption on [insert date], by [insert new Lender name] (the "Additional Lender") of a Revolving Credit Commitment Amount in the amount of $____________ and all related rights, benefits, obligations, liabilities and indemnities of a Lender under and in connection with the Credit Agreement, pursuant to this "Request for Additional Lender."

          After giving effect to such assumption, the Additional Lender shall have ___% of the aggregate amount of the Total Revolving Loan Commitment Amount, or $__________.

          The Additional Lender agrees that, upon receiving the consent of the Agent to such assumption, the Additional Lender will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Additional Lender were a Lender originally holding such interest in the Credit Agreement.

          Attached to this Request for Additional Lender as Attachment A is a completed administrative questionnaire, in the form supplied by Agent, setting forth the administrative details for the Additional Lender.

          IN WITNESS WHEREOF, the Borrower and the Additional Lender have caused this request to be executed by their respective duly authorized officials, officers or agents as of ________________________, 200__.

         BORROWER:                             FIRST BANKS, INC.

                                               By:
                                                    ----------------------------

                                               Title:
                                                       -------------------------

         ADDITIONAL LENDER:
                                               By:
                                                    ----------------------------

                                               Title:
                                                       -------------------------

                           ACKNOWLEDGEMENT AND CONSENT

          The San Francisco Company hereby acknowledges and consents to the above and foregoing Request for Additional Lender, dated as of ________________________, 200__, and agrees that any and all of its obligations under or on account of the Loan Documents are and remain in full force and effect unaffected by or on account of the Amended and Restated Secured Credit Agreement, all as of August 11, 2005, as amended by the First Amendment to the Amended and Restated Secured Credit Agreement, as of August 10, 2006.

                                               THE SAN FRANCISCO COMPANY, a
                                               Delaware Corporation

                                               By:
                                                  ------------------------------
                                               Printed Name:
                                                            --------------------
(SEAL)                                         Title:
                                                     ---------------------------


                                                         Exhibit E

                                                       SCHEDULE 7.4
                                                       SUBSIDIARIES

             Subsidiary                                            Owner                 Ownership Percentage
             ----------                                            -----                 --------------------

     The San Francisco Company                               First Banks, Inc.                  100.00%

     First Bank Capital Trust                                First Banks, Inc.                  100.00%

     First Bank Statutory Trust                              First Banks, Inc.                  100.00%

     First Bank Statutory Trust II                           First Banks, Inc.                  100.00%

     First Bank Statutory Trust III                          First Banks, Inc.                  100.00%

     First Bank Statutory Trust IV                           First Banks, Inc.                  100.00%

     First Bank Statutory Trust V                            First Banks, Inc.                  100.00%

     First Bank Statutory Trust VI                           First Banks, Inc.                  100.00%

     First Preferred Capital Trust III                       First Banks, Inc.                  100.00%

     First Preferred Capital Trust IV                        First Banks, Inc.                  100.00%

     First Bank                                          The San Francisco Company              100.00%

     Bank of San Francisco Realty Investors, Inc.               First Bank                      100.00%

     First Bank Business Capital, Inc. (1)                      First Bank                      100.00%

     First Land Trustee Corp.                                   First Bank                      100.00%

     Missouri Valley Partners, Inc.                             First Bank                      100.00%

     Small Business Loan Source LLC                             First Bank                       51.00%

     Small Business Loan Source Funding Corp.                   First Bank                      100.00%

     Adrian N. Baker & Company                                  First Bank                      100.00%

     Universal Premium Finance Corporation                      First Bank                      100.00%

     UPAC of California, Inc.                                      UPAC                         100.00%

     ---------------
     (1) Formerly FB Commercial Finance, Inc. (Name change only)



                                    Exhibit F

                                  SCHEDULE 7.7
                                   LITIGATION




                                      None.

                                    Exhibit G

                                  SCHEDULE 9.2
                                  INDEBTEDNESS

          On June 30, 2005, Small Business Loan Source LLC ("SBLS LLC"), which is a 51.0% owned subsidiary of First Bank, executed a Multi-Party Agreement by and among SBLS LLC, First Bank, Colson Services Corp. and the United States Small Business Administration (the "SBA"), and a Loan and Security Agreement by and among First Bank and the SBA (collectively, the Agreement) that provides a $50.0 million warehouse line of credit for loan funding purposes. The Agreement provided for an initial maturity date of June 30, 2008, which was extended on June 15, 2006 by First Bank to June 30, 2009. Interest is payable monthly, in arrears, on the outstanding balances at a rate equal to First Bank's prime lending rate. Advances under the Agreement are secured by the assignment of virtually all of the assets of SBLS LLC. The balance of advances outstanding under the Agreement was $33.8 million at June 30, 2006. Interest expense recorded under the Agreement by SBLS LLC for the six months ended June 30, 2006 was $1.2 million.

          On May 31, 2006, Universal Premium Acceptance Corporation, a wholly owned subsidiary of First Bank, executed a Promissory Note payable to First Bank that provides a $150.0 million unsecured revolving line of credit for loan funding and other general corporate purposes. The Promissory Note has a maturity date of May 31, 2007. Interest is payable monthly, in arrears, on the outstanding balances at a varying rate per annum which is forth (40) basis points less than the Ninety-Day London Interbank Offering Rate (but may not exceed the maximum rate of non-usurious interest allowed from time to time by law, hereinafter called the "Highest Lawful Rate"), with adjustments in such varying rate to be made on the first day of each quarterly period beginning on October 1, 2006, and adjustments due to changes in the Highest Lawful Rate to be made on the effective date of any change in the Highest Lawful Rate. The balance of advances outstanding under the Promissory Note was $122.2 million at June 30, 2006. Interest expense recorded on the Promissory Note by Universal Premium Acceptance Corporation for the six months June 30, 2006 was $430,000.

          On May 31, 2006, Adrian N. Baker & Company, a wholly owned subsidiary of First Bank, executed a Promissory Note payable to First Bank that provides a $1.0 million unsecured revolving line of credit for future acquisitions, if any, and general corporate purposes. The Promissory Note has a maturity date of May 31, 2007. Interest is payable monthly, in arrears, on the outstanding balances at a varying rate per annum equal to First Bank's Prime Rate. The balance of advances outstanding under the Promissory Note was $478,000 at June 30, 2006. Interest expense recorded on the Promissory Note by Adrian N. Baker & Company for the six months June 30, 2006 was $6,000.